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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): January 1, 2006

                                  MDWERKS, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      333-118155               33-1095411
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                      Windolph Center, Suite I
                        1020 N.W. 6th Street
                      Deerfield Beach, Florida                        33442
              (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (954) 834-0352

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective January 1, 2006, each of Howard B. Katz, Solon L. Kandel, Vincent Colangelo, Stephen W. Weiss and Gerard J. Maresca entered into an employment agreement with us. The employment agreements with Messrs. Katz and Colangelo extend for a term expiring on December 31, 2008, and the employment agreements with Messrs. Kandel, Weiss and Maresca extend for a term expiring on December 31, 2006. Pursuant to these employment agreements, Mr. Katz has agreed to devote substantially all of his time, attention and ability, and Messrs. Kandel, Colangelo, Weiss and Maresca have agreed to devote all of their time, attention and ability, to our business as our Chief Executive Officer, President, Chief Financial Officer, Chief Technology Officer and Vice President-Business Development, respectively. The employment agreements provide that Messrs. Katz, Kandel, Colangelo, Weiss and Maresca will receive a base salary during calendar year 2006 at an annual rate of $195,000, $175,000, $150,000, $150,000 and $150,000, respectively, for services rendered in such positions. During calendar years 2007 and 2008 under the employment agreements for Messrs. Katz and Colangelo, their annual base salaries will be increased to $225,000 and $300,000 for Mr. Katz, and $175,000 and $200,000 for Mr. Colangelo,
respectively. In addition, each executive may be entitled to receive, at the sole discretion of our board of directors, cash bonuses based on the executive meeting and exceeding performance goals of the company. The cash bonuses range from up to 25% of the executive's annual base salary for Messrs. Weiss and Maresca, up to 100% of the executive's annual base salary for Messrs. Kandel and Colangelo, and up to 150% of the executive's annual base salary for Mr. Katz. Each of Messrs. Katz, Kandel, Colangelo, Weiss and Maresca are entitled to participate in our 2005 Incentive Compensation Plan. We have also agreed to pay or reimburse each executive up to a specified monthly amount for the business use of his personal car and cell phone. Lastly, under Mr. Katz's employment agreement, we agreed to reimburse him up to a specified monthly amount for the required business use of a home office and for the business use of a portion of his personal home for business guest lodging, meetings and entertainment, and under Mr. Kandel's employment agreement, we agreed to reimburse him up to a fixed amount for expenses in connection with his relocation to Florida.

         The employment agreements provide for termination by us upon death or disability (defined as 90 aggregate days of incapacity during any 365-consecutive day period) of the executive or upon conviction of a felony or any crime involving moral turpitude, or willful and material malfeasance, dishonesty or habitual drug or alcohol abuse by the executive, related to or affecting the performance of his duties. In the event any of the employment agreements are terminated by us without cause, such executive will be entitled to compensation for the balance of the term of his employment agreement or, if longer, for one year in the case of Mr. Kandel, and two years in the cases of Messrs. Katz and Colangelo. Messrs. Katz, Kandel and Colangelo also have the right, if terminated without cause, to accelerate the vesting of any stock options or other awards granted to them under our 2005 Incentive Compensation Plan. We intend to obtain commitments for key-man life insurance policies for our benefit on the lives of Messrs. Katz, Kandel and Colangelo equal to three times their respective annual base salary. In addition to the key-man life insurance policies, we have agreed to maintain throughout the term of each employment agreement 15-year term life insurance policies on the lives of Messrs. Katz, Kandel and Colangelo, with benefits payable to their designated beneficiaries, and to pay all premiums in connection with those policies.

         In the event of a change of control of our company, Messrs. Katz, Kandel and Colangelo may terminate their employment with us within six months after such event and will be entitled to continue to be paid pursuant to the terms of their respective employment agreements. The employment agreements with Messrs. Weiss and Maresca do not have any change of control provisions.

         The employment agreements also contain covenants (a) restricting the executive from engaging in any activities competitive with our business during the terms of such employment agreements and one year thereafter, (b) prohibiting the executive from disclosure of confidential information regarding us at any time and (c) confirming that all intellectual property developed by the executive and relating to our business constitutes our sole and exclusive property.


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         The foregoing summaries of our employment agreements are qualified by reference to the full texts of the form of each of the Senior Executive Level Employment Agreement and Executive Level Employment Agreement, attached as Exhibits 10.1 and 10.2, respectively, each of which is incorporated herein in its entirety.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

              (d)  Exhibits.
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Exhibit No.        Description
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10.1               Form of Senior Executive Level Employment Agreement between
                   MDwerks, Inc. and each of Howard B. Katz, Solon L. Kandel and Vincent Colangelo.

10.2 Form of Executive Level Employment Agreement between MDwerks, Inc. and each of Stephen W. Weiss and Gerard J. Maresca.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MDWERKS, INC.



Date: January 4, 2006                      By: /s/ Howard B. Katz
                                               ---------------------------------
                                               Howard B. Katz
                                               Chief Executive Officer


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